UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021

Signify Health, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40028	85-3481223
(State of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

800 Connecticut Avenue Norwalk, CT		06854
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 541-4600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SGFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 16, 2021, Signify Health, Inc. (the “Company”) closed its initial public offering (“IPO”) of 27,025,000 shares of the Company’s Class A common stock, $0.01 par value per share (the “Class A Common Stock”), at an offering price of $24.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-252231), as amended (the “Registration Statement”). In connection with the IPO, the Company completed the Reorganization Transactions (as defined in the Registration Statement) and entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

a Tax Receivable Agreement, dated as of February 12, 2021, by and among the Company, Cure TopCo, LLC, a Delaware limited liability company, and each of the other persons and entities party thereto, substantially in the form previously filed as Exhibit 10.4 to the Registration Statement;

•

a Registration Rights Agreement, dated as of February 12, 2021, by and among the Company and the other persons and entities party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Stockholders Agreement, dated as of February 12, 2021, by and among the Company and New Mountain Partners V (AIV-C), L.P., a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference;

•

the Third Amended and Restated Limited Liability Company Agreement of Cure TopCo, LLC, dated as of February 12, 2021, by and among the Company, Cure TopCo, LLC and the other persons and entities party thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the reorganization incident to the IPO, the Company issued 66,030,096 shares of Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), to certain members of Cure TopCo, LLC and Cure Aggregator, LLC. The shares of Class B Common Stock were issued for nominal consideration in reliance on the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) on the basis that the transaction did not involve a public offering.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On February 12, 2021, in connection with the Reorganization Transactions and the closing of the IPO, the Company amended and restated its certificate of incorporation (as amended and restated, the “Certificate of Incorporation”), filed with the Secretary of State of the State of Delaware. A copy of the Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A description of the Certificate of Incorporation is included in the Registration Statement.

Amended and Restated By-laws

On February 12, 2021, in connection with the Reorganization Transactions and the closing of the IPO, the Company amended and restated its By-laws (as amended and restated, the “By-laws”). A copy of the By-laws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. A description of the By-laws is included in the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Signify Health, Inc.

3.2	Amended and Restated By-Laws of Signify Health, Inc.

10.1	Registration Rights Agreement, dated February 12, 2021, by and among Signify Health, Inc. and the other persons and entities party thereto

10.2	Stockholders Agreement, dated as of February 12, 2021, by and among Signify Health, Inc. and New Mountain Partners V (AIV-C), L.P.

10.3	Third Amended and Restated Limited Liability Company Agreement of Cure TopCo, LLC, dated as of February 12, 2021, by and among Signify Health, Inc., Cure TopCo, LLC and the other persons and entities party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNIFY HEALTH, INC.

Date: February 18, 2021	By:	/s/ Adam McAnaney
Name: Adam McAnaney
Title: General Counsel and Secretary